Exhibit 10.1

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of September 23, 2016 is by and between DHI Mortgage Company, Ltd., a Texas limited partnership (the “Seller”), the Buyers party to the Repurchase Agreement (defined below) (the “Buyers”), and U.S. Bank National Association, a national banking association, as administrative agent for the Buyers (the “Administrative Agent”).
RECITALS
A.    The Seller, the Buyers, and the Administrative Agent are parties to a Second Amended and Restated Master Repurchase Agreement dated as of February 27, 2015, a First Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 26, 2016, and a Second Amendment to Second Amended and Restated Master Repurchase Agreement dated as of June 24, 2016 (as amended, restated, or otherwise modified from time to time, the “Repurchase Agreement”).
B.    The parties hereto desire to amend the Repurchase Agreement as provided herein.
AGREEMENT
In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.
Section 2.Amendments.
2.1    Request for Increase in Maximum Aggregate Commitment. Section 2.3 of the Repurchase Agreement is amended and restated to read in its entirety as follows:
2.3.    Request for Increase in Maximum Aggregate Commitment. The Seller may from time to time, by giving advanced written notice of at least two Business Days to the Administrative Agent in the form of Exhibit G hereto, request an increase in the Maximum Aggregate Commitment in increments of $25,000,000, with a minimum increase of $25,000,000 to a specified amount up to $800,000,000 for a period for such increase being designated by the Seller (but not less than 30 days, or if less, the period remaining until the Termination Date); provided that no Default has occurred that has not been cured before it has become an Event of Default, and no Event of Default has occurred that the Administrative Agent has not declared in writing to have been waived or cured. Upon receipt of such request, the Administrative Agent may request one or more existing Buyers or new Buyers (which new Buyers are acceptable to the Seller) to provide increased Commitments to finance all or a portion of the requested increase. The Administrative Agent shall notify the Seller of such new and existing Buyers’ responses to requests for increased or new Commitments. Following such notice, to achieve the full amount of a requested increase, with the prior consent of the Administrative Agent, the Seller may invite additional new Buyers to provide such increase. Any increase under this Section 2.3 shall be in the sole discretion of the Administrative Agent and the Buyers, and no Buyer will have any obligation to increase its Committed Sum. The consent of the Administrative Agent and the Buyers to an increase under this Section 2.3 shall be evidenced by the Administrative Agent providing to the parties to this Agreement an updated Schedule BC. If an increase in the Maximum Aggregate Commitment is achieved, then the Pro Rata ownership interest in the Purchased Loans of each Buyer shall, following funding by the Buyers increasing their Commitment Sums or by the new Buyers, automatically be adjusted proportionately. Upon the expiration of any such increase, the Seller shall, to the extent required, reduce the Aggregate Outstanding Purchase Price to the amount of the Maximum Aggregate Commitment as then in effect, and the ownership interests in the Purchased Loans of each Buyer shall automatically be adjusted accordingly.
2.2    Schedules. Schedules AI and BC to the Repurchase Agreement are amended and restated to read in their entireties as set forth on Schedules AI and BC hereto, respectively.
Section 3.Effectiveness. This Amendment shall become effective as of the date first above written upon the Seller’s fulfillment of the following conditions precedent:
3.1    The Administrative Agent shall have received (or be satisfied that it will receive by such deadline as the Administrative Agent shall specify) the following, all of which must be satisfactory in form and content to the Administrative Agent:
(a)this Amendment, duly executed by the Seller, the Buyers, and the Administrative Agent; and
(b)a certificate of the General Partner’s corporate secretary or assistant secretary or other authorized officer dated as of the date hereof as to (i) the incumbency of the officers of the Seller executing this Amendment and all other Repurchase Documents executed or to be executed by or on behalf of the Seller, (ii) the authenticity of their signatures, and specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it (the Administrative Agent, the Buyers and the Custodian shall be entitled to rely on that certificate until the Seller has furnished a new certificate to the Administrative Agent, (iii) resolutions of the General Partner’s board of directors, authorizing the execution, delivery and performance by the Seller of this Amendment and all other Repurchase Documents to be delivered by the Seller pursuant to this Amendment and (iv) copies of the Seller’s (1) limited partnership agreement, (2) certificate of limited partnership issued by the state of Texas, (3) articles of incorporation certified by the Secretary of State of the State of the General Partner, and (4) bylaws and all amendments, or certification that there have been no changes to such documents since a true and correct copy thereof was delivered to the Administrative Agent and that such documents are in full force and effect.

2

3.2    Payment to the Administrative Agent or the Custodian, as applicable, of all fees and expenses (including the disbursements and reasonable fees of the Administrative Agent’s attorneys) of the Administrative Agent and the Buyers payable by Seller pursuant to Section 9 of the Repurchase Agreement accrued and billed for to the date of the Seller’s execution and delivery of this Agreement.
Section 4.Miscellaneous.
4.1    Ratifications. This Amendment shall modify and supersede all terms and provisions set forth in the Repurchase Documents that are inconsistent with this Amendment, and the terms and provisions of the Repurchase Documents are ratified and confirmed and shall continue in full force and effect.
4.2    Seller Representations and Warranties. The Seller hereby represents and warrants that the representations and warranties set forth in Section 15 of the Repurchase Agreement are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof.
4.3    Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.
4.4    Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement shall refer to the Repurchase Agreement as amended and modified hereby.
4.5    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York as applicable to the Repurchase Agreement.
4.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Seller, the Buyers, the Administrative Agent, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and, to the extent required by the Repurchase Agreement, the Buyers.
4.7    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.
4.8    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

3

4.9    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages Follow]

4

IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first set forth above.
DHI MORTGAGE COMPANY, LTD.,
as Seller and Servicer

By: DHI Mortgage Company GP, Inc.
Its General Partner

By: /s/ MARK C. WINTER
Name: Mark C. Winter
Title: Executive Vice President

Third Amendment to Second Amended and Restated Master Repurchase Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent and a Buyer

By: /s/ EDWIN D. JENKINS
Name: Edwin D. Jenkins
Title: Senior Vice President

Third Amendment to Second Amended and Restated Master Repurchase Agreement

ASSOCIATED BANK, N.A., as a Buyer

By: /s/ THOMAS J. CONNALLY
Name: Thomas J. Connally
Title: Senior Vice President

Third Amendment to Second Amended and Restated Master Repurchase Agreement

BRANCH BANKING & TRUST COMPANY, as a Buyer

By: /s/ SAMUEL W. BRYAN
Name: Samuel W. Bryan
Title: Senior Vice President

Third Amendment to Second Amended and Restated Master Repurchase Agreement

COMERICA BANK, as a Buyer

By: /s/ ART SHAFER
Name: Art Shafer
Title: Senior Vice President

Third Amendment to Second Amended and Restated Master Repurchase Agreement

EVERBANK, as a Buyer

By: /s/ JAMES C. PEARY
Name: James C. Peary
Title: Vice President

Third Amendment to Second Amended and Restated Master Repurchase Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Buyer

By: /s/ JASON CARDELLA
Name: Jason Cardella
Title: Vice President

Third Amendment to Second Amended and Restated Master Repurchase Agreement

SCHEDULE AI TO THIRD AMENDMENT
TO SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE AI
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

APPROVED INVESTORS*

Investor	S&P CP Rating	Moody’s CP Rating	Related Parent Company/Lead Bank	Product Approval
Bayview Financial	N/A	N/A	Bayview Asset Management	Conforming
Charter Bank	N/A	N/A		Conforming
CitiMortgage, Inc.	A-1	P-1	Citibank, N.A.	Conforming/Non-conforming
Colonial Savings and Loan Association	N/A	N/A		Conforming
Connective Mortgage Advisory Corporation	A-2	P-2	AIG	Conforming/Non-conforming
Credit Suisse Securities (USA) LLC	A-1	P-1	Credit Suisse AG	Conforming/Non-conforming
Empire Mortgage, Inc.	N/A	N/A		Conforming
Everbank	N/A	N/A		Conforming/Non-conforming
Federal Home Loan Mortgage Corporation (FHLMC)	N/A	N/A		Conforming
Federal National Mortgage Assoc. (FNMA)	N/A	N/A		Conforming
First Mortgage Corporation	N/A	N/A		Conforming
First Tribal Lending	N/A	N/A		Conforming
Franklin Credit Management Group	N/A	N/A		Conforming
Government National Mortgage Assoc. (GNMA)	N/A	N/A		Conforming
Goldman, Sachs & Co.	A-2	P-2	Goldman Sachs Bank, USA	Conforming
JPMorgan Chase Bank	A-1	P-1	JPMorgan Chase & Co.	Conforming/Non-conforming
JPMorgan Chase Bank NA	A-1	P-1	JPMorgan Chase Bank NA	Conforming/Non-conforming
Lakeview Loan Servicing	N/A	N/A		Conforming
Leader Financial Services	N/A	N/A		Conforming
Marsh Associates, Inc.	N/A	N/A		Conforming
Merrill Lynch Credit Corporation	N/A	N/A		Conforming
Morgan Stanley Mortgage Capital	A-1	P-1		Conforming/Non-conforming

Sch. AI-1

PennyMac Mortgage Investment Trust	N/A	N/A		Conforming/Non-conforming
Redwood Trust	N/A	N/A		Conforming/Non-conforming
Residential Mortgage Solution	N/A	N/A		Conforming
SN Servicing Corporation	N/A	N/A		Conforming
Standard Mortgage Corporation	N/A	N/A		Conforming
Steel Mountain Capital, LLC	N/A	N/A		Conforming
UBS	A-1	P-1	UBS AG	Conforming/Non-conforming
US Bank Home Mortgage	A-1	P-1	U.S. Bancorp	Conforming/Non-conforming
Wells Fargo Bank, N.A.	A-1	P-1	Wells Fargo & Company	Conforming/Non-conforming
West Coast Servicing, Inc.	N/A	N/A		Conforming

Housing Agencies			Master Servicer
Alabama Housing Finance Authority	N/A	N/A		Conforming
California Housing Finance Agency	N/A	N/A	USBHM	Conforming
Colorado Housing & Finance Authority	N/A	N/A		Conforming
Georgia Housing and Finance Authority	N/A	N/A		Conforming
Idaho Housing and Finance Authority	N/A	N/A		Conforming
Illinois Housing Development Authority	N/A	N/A	USBHM	Conforming
Minnesota Housing Finance Agency	N/A	N/A	USBHM	Conforming
New Mexico Finance Authority	N/A	N/A		Conforming
Nevada Housing Division	N/A	N/A	USBHM	Conforming
North Carolina Housing Finance	N/A	N/A		Conforming
Oregon Housing and Community Services	N/A	N/A		Conforming
South Carolina State Housing Finance	N/A	N/A	USBHM	Conforming
Utah Housing Corporation	N/A	N/A		Conforming
Washington State Housing Finance Commission	N/A	N/A		Conforming

*All Affiliate and Subsidiary purchasers of each related parent company identified herein shall be an Approved Investor.

Sch. AI-2

SCHEDULE BC TO
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE BC
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THE BUYERS' COMMITTED SUMS

Buyer
Except as provided in the below chart, Committed Sum for each period from and including the following dates in any calendar year to and including the following dates in any calendar year:

January 24 - March 24
April 26 - June 23
July 26 - September 22
October 25 - December 22

Except as provided in the below chart, Committed Sum for each period from and including the following dates in any calendar year to and including the following dates in any calendar year:

March 25 - April 25
June 24 - July 25
September 23 - October 24
December 23 - January 23

U.S. Bank National Association	$190,000,000.00	$220,000,000.00
Associated Bank, N.A.	$33,250,000.00	$38,500,000.00
Branch Banking & Trust Company	$83,125,000.00	$96,250,000.00
Comerica Bank	$83,125,000.00	$96,250,000.00
Everbank	$61,750,000.00	$71,500,000.00
Capital One Bank	$23,750,000.00	$27,500,000.00
Maximum Aggregate Commitment	$475,000,000.00	$550,000,000.00

Buyer	Committed Sum for September 23, 2016 through and including November 21, 2016
U.S. Bank National Association	$280,000,000.00
Associated Bank, N.A.	$49,000,000.00
Branch Banking & Trust Company	$122,500,000.00
Comerica Bank	$122,500,000.00
Everbank	$91,000,000.00
Capital One Bank	$35,000,000.00
Maximum Aggregate Commitment	$700,000,000.00

Sch. BC